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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of TIME WARNER INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints RICHARD J. BRESSLER, PETER R. HAJE, GERALD M. LEVIN, PHILIP R. LOCHNER, JR., and RICHARD D. PARSONS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 or other appropriate form and any and all amendments to any such Registration Statement (including post-effective amendments) and any subsequent Reqistration Statements filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Securities Act"), to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of (i) preferred trust securities (the "Preferred Securities"), from which up to $600,000,000 in aggregate proceeds will be received by certain trusts, each a statutory business trust formed under the laws of the State of Delaware, of which all of the common securities are to be held by the Corporation, (ii) unsecured subordinated debentures of the Corporation to be offered from time to time (the "Subordinated Debentures"), from which the Corporation will receive up to $600,000,000 in aggregate proceeds, and (iii) Guarantees by the Corporation of the payment of distributions out of moneys held by such trusts and payments on liquidation of such trusts or the redemption of such Preferred Securities, with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file such Registration Statements, including a form of prospectus, and any and all supplements, amendments and post-effective amendments to such Registration Statement, and any subsequent Registration Statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she
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might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her
name as of the          day of              , 1995.

(i) Principal Executive
    Officers:

- ---------------------------------       ---------------------------------
Gerald M. Levin                          Richard D. Parsons
Director, Chairman of the Board         Director and President
and Chief Executive Officer

(ii) Principal Financial                (iii) Principal Accounting
     Officer:                                 Officer:

- ---------------------------------       ---------------------------------
Richard J. Bressler,                    John A. LaBarca,
Senior Vice President and               Vice President and
Chief Financial Officer                 Controller


(iv) Directors:

- ---------------------------------       ---------------------------------
Merv Adelson,                           Carla A. Hills,
Director                                Director


- ---------------------------------       ---------------------------------
Lawrence B. Buttenwieser,               David T. Kearns,
Director                                Director


- ---------------------------------       ---------------------------------
Edward S. Finkelstein,                  Henry Luce III,
Director                                Director


- ---------------------------------       ---------------------------------
Beverly Sills Greenough,                Reuben Mark,
Director                                Director
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- ---------------------------------
Michael A. Miles,
Director


- ---------------------------------
J. Richard Munro,
Director


- ---------------------------------
Donald S. Perkins,
Director


- ---------------------------------
Raymond S. Troubh,
Director


- ---------------------------------
Francis T. Vincent, Jr.,
Director